UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 26, 2005

ANTEON INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-31258 (Commission File Number)	13-3880755 (IRS Employer Identification No.)

3211 Jermantown Road Fairfax, VA (Address of principal executive offices)	22030-2801 (Zip Code)

Registrant’s telephone number, including area code: (703) 246-0200

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 26, 2005, Anteon International Corporation, a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the third quarter ended September 30, 2005 and updating its guidance for the fourth quarter of 2005 as well as the full year 2005. The Company also announced the schedule for a conference call and “web cast” on the same date.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures to the most directly comparable GAAP financial measures used in the press release and/or expected to be discussed by the Company during its conference call. The reconciliation data is also incorporated by reference herein.

The information contained in this Form 8-K, including the attached exhibits, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 26, 2005, announcing the Company’s financial results for the third quarter ended September 30, 2005.
99.2

Reconciliation of certain non-GAAP financial measures to the most directly comparable GAAP financial measures used in the press release and/or expected to be discussed by the Company during its October 26, 2005 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTEON INTERNATIONAL CORPORATION

Date: October 26, 2005	/s/ Curtis L. Schehr
Curtis L. Schehr Senior Vice President, General Counsel and Secretary

Exhibit 99.1

NEWS

FOR IMMEDIATE RELEASE

Contacts:

Investors

Dennis Kelly

703-246-0318

dkelly@anteon.com

Media

Mark Meudt
703-246-0525
mmeudt@anteon.com

ANTEON REPORTS RECORD 3rd QUARTER 2005 RESULTS;

INCREASES 2005 FULL YEAR GUIDANCE

•	Revenues of $382.1 million, up 17.3%
•	Operating margin of 9.3%
•	Fully diluted EPS of $0.55, up 22.2%

FAIRFAX, VA, October 26, 2005 – Anteon International Corporation (NYSE: ANT), a leading information technology, systems integration and engineering services company, announced today its operating results for the third quarter ended September 30, 2005.

Financial Results

Anteon's revenues for the third quarter of 2005 increased 17.3% to $382.1 million from $325.6 million for the comparable period in 2004. The organic revenue growth rate for the quarter was 15.8%. Operating income for the third quarter increased 27.8% to $35.4 million from $27.7 million for the comparable period in 2004. Net income for the third quarter increased 24.4% to $21.0 million versus $16.8 million in the comparable period in 2004. Earnings per share on a fully diluted basis was $0.55 versus $0.45 in the comparable quarter in 2004, an increase of 22.2%. Free cash flow for the third quarter was $13.1 million, and days sales outstanding at September 30, 2005 was 75 days.

Anteon's revenues for the nine months ended September 30, 2005 increased 19.9% to $1.1 billion from $917.9 million reported in the comparable period in 2004. The organic revenue growth rate for the nine months ended September 30, 2005 was 16.6%. Operating income for the nine months ended September 30, 2005 increased 32.2% to $100.6 million versus $76.1 million for the comparable period in 2004. Net income for the nine months ended September 30, 2005 increased 31.5% to $59.0 million from $44.8 million for the comparable period in 2004. Earnings per share on a fully diluted basis was $1.56 versus $1.21 in the first nine months of 2004, an increase of 28.9%.

A reconciliation between certain non-GAAP financial measures discussed above and reported financial results is provided as an attachment to this press release.

New Business

New orders during the quarter totaled $451 million, including:

•

A $29.8 million contract from the Department of Interior Minerals Management Service to provide systems integration and application development support to their offshore operations in Alaska, the Gulf of Mexico, and the Pacific;

•

A $26.5 million contract from the U.S. Navy Space and Naval Warfare Systems Center to provide C4ISR systems development, systems engineering and software development support for their Joint and National Systems Division;

•	A $25.7 million contract from the U.S. Naval Sea Systems Command for ship repair and modernization of Mine Countermeasures Class Ships;

•	An $18.7 million contract from the U.S. Air Force to provide services and software integration for weapon system life cycle management; and

•	A $9.8 million contract from the U.S. Air Force to provide analytical modeling, simulation and training support to Joint Military Planning and Training Events.

Company Guidance

The Company provides guidance for the fourth quarter 2005 and updates its full year 2005 guidance as summarized in the table below.

2005 FINANCIAL GUIDANCE

Dollars and shares in millions, except per share amounts

Q4 2005	Full Year 2005

Revenues	$385-$400	$1,486-$1,501

Weighted Avg. Shares Outstanding	37.9	37.8

Tax Rate	37.8%	37.9%

Fully Diluted Earnings Per Share	Meet or exceed $0.54	Meet or exceed $2.10

CEO Comments

Joseph M. Kampf, President and Chief Executive Officer of Anteon, said, “Anteon had a very strong third quarter. In almost every case, our three- and nine-month financial metrics set new record highs. As a result of this strong trend line, and our confidence in Q4 performance, we are again raising our guidance for 2005. Anteon’s full year 2005 revenue guidance is now between $1.486 - $1.501 billion and full year fully diluted earnings per share is now expected to meet or exceed $2.10. I am also pleased with the strength of our qualified pipeline and continued opportunity for new business growth.”

Conference Call

Anteon has scheduled a conference call for 10:00 a.m. Eastern Daylight Time TODAY, October 26, 2005, during which senior management will discuss third quarter results and respond to questions. The conference call will be Webcast listen only via Anteon's website at www.anteon.com.

A telephone replay of the call also will be available beginning at 1:00 p.m. Eastern Daylight Time on October 26, 2005, until midnight November 2, 2005. To access the replay, call

877-519-4471 U.S. or 973-341-3080 international. The confirmation code for access to the replay is 6568554. A replay will also be available on Anteon’s website shortly after the conclusion of the call.

About Anteon

Anteon, headquartered in Fairfax, Virginia, is a leading information technology company serving the U.S. Federal government and international customers. Anteon designs, integrates, maintains, and upgrades state-of-the-art systems for national defense, intelligence, homeland security, and other high priority government missions. Anteon provides numerous government clients with the systems integration, strategy and program management, systems engineering, operations services, and simulation and training skills necessary to manage the development and operations of their mission critical systems. The Company was founded in 1976 and currently employs over 9,500 employees in more than 100 offices worldwide. Anteon consistently ranks among the top information technology integrators based on independent surveys, and has been named to the Forbes List of the 400 Best Big Companies in 2005, earning distinction on the Forbes Platinum List. Anteon is included in the Standard & Poor’s MidCap 400 Index. For more information, visit www.anteon.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, forward-looking statements. The Company has tried, whenever possible, to identify these forward-looking statements using words such as “projects,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions. Similarly, statements herein that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals are also forward-looking statements. The risks and uncertainties involving forward-looking statements include the Company’s dependence on continued funding of U.S. government programs, government contract procurement and termination risks, including risks associated with protests, and other risks described in the Company’s Securities and Exchange Commission filings. These statements reflect the Company’s current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time. The Company does not currently intend, however, to update the guidance provided today prior to its next earnings release.

# # #

ANTEON INTERNATIONAL CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the three months ended September 30, 2005 and 2004
($ in thousands, except EPS)

	Three Months Ended September 2005	Three Months Ended September 2004	Percentage Change

Revenues	$ 382,050	$ 325,581	17.3%

Costs of revenues	327,381	280,898
General and administrative expenses	18,615	16,473
Amortization of intangible assets	685	542
Operating income	35,369	27,668	27.8%
Operating margin	9.3%	8.5%

Other income	102	939
Interest expense	2,214	1,831
Minority interest	(5)	9
Pretax income	33,252	26,785	24.1%
Income tax	12,290	9,936
Net income	$ 20,962	$ 16,849	24.4%
After tax margin	5.5%	5.2%

Cash flow from operations	14,852	17,784	(16.5%)
Tax rate	37.0%	37.1%

Basic shares	37,107	35,817
Diluted shares	37,857	37,253
EPS, basic	$ 0.56	$ 0.47	19.1%
EPS, diluted	$ 0.55	$ 0.45	22.2%

ANTEON INTERNATIONAL CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
for the nine months ended September 30, 2005 and 2004
($ in thousands, except EPS)

	Nine Months Ended September 2005	Nine Months Ended September 2004	Percentage Change

Revenues	$ 1,100,627	$ 917,892	19.9%

Costs of revenues	940,588	791,152
General and administrative expenses	57,355	48,720
Amortization of intangible assets	2,057	1,901
Operating Income	100,627	76,119	32.2%
Operating margin	9.1%	8.3%

Other income	1,009	943
Interest expense	6,534	5,575
Minority interest	(58)	(26)
Pretax income	95,044	71,461	33.0%
Income tax	36,084	26,613
Net income	$ 58,960	$ 44,848	31.5%
After tax margin	5.4%	4.9%

Cash flow from operations	86,429	48,246	79.1%
Tax rate	38.0%	37.2%

Basic shares	36,682	35,630
Diluted shares	37,884	37,201
EPS, basic	$ 1.61	$ 1.26	27.8%
EPS, diluted	$ 1.56	$ 1.21	28.9%

ANTEON INTERNATIONAL CORPORATION UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
($ in thousands)

	As of September 30, 2005 (unaudited)
		As of December 31, 2004	$ Change

ASSETS
Cash and cash equivalents	$ 32,612	$ 4,103	$ 28,509
Short term investments	42,525	--	42,525
Accounts receivable, net	317,881	317,296	585
Other current assets	15,462	17,205	(1,743)

Property and equipment, net	14,495	12,920	1,575
Goodwill	241,965	242,066	(101)
Intangible and other assets, net	17,631	19,836	(2,205)
Total assets	$ 682,571	$ 613,426	$ 69,145

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable/accrued expenses and other current liabilities	$ 168,261	$ 154,031	$ 14,230
Indebtedness	163,350	184,388	(21,038)
Deferred revenue	14,984	13,764	1,220
Other long-term liabilities	14,040	13,685	355
Total liabilities	360,635	365,868	(5,233)

Minority interest in subsidiaries	340	282	58
Stockholders’ equity	321,596	247,276	74,320
Total liabilities and stockholders’ equity	$ 682,571	$ 613,426	$ 69,145

ANTEON INTERNATIONAL CORPORATION UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
($ in thousands)

	For the nine months ended September 30,

	2005	2004
Operating Activities:
Net income	$ 58,960	$ 44,848

Adjustments to reconcile net income to net cash provided by operating activities:
Gain on settlement of subordinated notes payable	--	(1,327)
Gain on reversal of an acquisition reserve	(900)	--
Depreciation and amortization on property and equipment, intangibles and financing fees	5,662	5,368
Restricted stock compensation	28	--
Deferred income taxes	1,475	343
Minority interest in earnings of subsidiaries	58	26
Changes in assets and liabilities	21,146	(1,012)
Net Cash Provided By Operating Activities	86,429	48,246

Investing Activities:
Purchases of property, equipment and other assets	(4,674)	(2,846)
Purchases of short term investments	(71,025)	--
Proceeds from short term investments	28,500	--
Costs of acquisitions, net of cash acquired	--	(43,295)
Other	101	--
Net Cash Used For Investing Activities	(47,098)	(46,141)

Financing Activities
Principal payment on subordinated notes payable	--	(1,350)
Principal payments on Term Loan B	(1,238)	(1,125)
Proceeds from Term Loan B	--	16,125
Deferred financing fees	--	(294)
Net proceeds (payments)on revolving credit facility	(19,800)	(4,400)
Redemption of senior subordinated notes payable	--	(1,876)
Principal payment under capital lease obligations	(166)	(240)
Proceeds from issuance of common stock, net of expense	10,382	3,614
Net Cash Provided/ (Used For) Financing Activities	(10,822)	10,454

Cash And Cash Equivalents:
Net Increase in cash and cash equivalents	28,509	12,559
Cash and cash equivalents, beginning of period	4,103	2,088
Cash and cash equivalents, end of period	$ 32,612	$ 14,647

Exhibit 99.2

RECONCILIATION BETWEEN TOTAL REVENUE GROWTH AND ORGANIC REVENUE GROWTH
($ in thousands)

	Q1	Q2	Q3	Q3 YTD

2004Revenue	$ 288,150	$ 304,161	$ 325,581	$ 917,892
2005 Revenue	349,982	368,595	382,050	1,100,627
Total Revenue Growth over 2004	21.5%	21.2%	17.3%	19.9%

Less: 2004 IMSI and STI Revenues	--	--	(7,791)	(7,791)
Adjusted 2004 Revenues (a)	288,150	304,161	317,790	910,101

2005 Revenue	349,982	368,595	382,050	1,100,627
Less: 2005 IMSI and STI Revenues	(12,430)	(13,273)	(14,135)	(39,838)
Adjusted Total 2004 Revenue (b)	$ 337,552	$ 355,322	$ 367,915	$ 1,060,789
Organic Revenue Growth over 2004 (b-a)/a	17.1%	16.8%	15.8%	16.6%

(1)

The Company defines organic growth as the increase in revenues excluding the revenues associated with acquisition, divestitures and closures of businesses in comparable periods. The Company believes that organic growth is a useful supplemental measure to revenue. The Company uses organic growth as part of its evaluation of core operating results and underlying trends.

RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW
(in thousands)

Free Cash Flow	Q1 2005	Q2 2005	Q3 2005	Q3 YTD

Cash flow from operations	$ 51,713	$ 19,864	$; 14,852	$ 86,429
Less: capital expenditures	(1,538)	(1,431)	(1,705)	(4,674)
Free cash flow (2)	$ 50,175	$ 18,433	$ 13,147	$ 81,755

(2)	The Company believes that free cash flow is a useful supplemental measure of cash available to the Company after the payments for the capital expenditures.

NET DEBT RECONCILIATION
($ in thousands)

Net Debt	Q3 2005	Q2 2005	Q1 2005

Revolving credit facility	$ --	$ --	$ --
Term Loan B	163,350	163,763	164,175
Total:	163,350	163,763	164,175

Less: cash	(32,612)	(30,125)	(35,145)
Short term investments	(42,525)	(30,000)	--
Net debt	$ 88,213	$ 103,638	$ 129,030

(3)	The Company believes that net debt is a useful measure of actual indebtedness of the Company.